                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 28, 2001



                    Innovative Solutions and Support, Inc.
                    --------------------------------------
                (Exact name of issuer as specified in charter)



   PENNSYLVANIA                     0-31157                      23-2507402
 (State or Other                  (Commission                 (I.R.S. Employer
   Jurisdiction                      file                      Identification
of Incorporation or                 number)                       Number)
  Organization)


                            720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                   (Address of principal executive offices)


                                (610) 646-9800
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     Innovative Solutions and Support, Inc. (the "Company") previously announced that it was going to hold its 2002 Annual Meeting of Shareholders (the "2002 Annual Meeting") on Thursday, January 31, 2002. On November 28, 2001, the Company's Board of Directors resolved to hold the 2002 Annual Meeting on February 28, 2002. A specific meeting site will be communicated to shareholders in the proxy materials distributed for the 2002 Annual Meeting. Shareholder proposals must be received prior to December 28, 2001 in order to be considered for inclusion in the Company's proxy statement under relevant Securities and Exchange Commission rules and in order to be considered at the Annual Meeting of Shareholders under the Company's By-laws.
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                                   Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Innovative Solutions and Support, Inc.



Date: December 18, 2001            By: /s/ James J. Reilly
                                       -------------------
                                       James J. Reilly
                                       Chief Financial Officer